SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  NOVEMBER 27, 1996


                  THE STROBER ORGANIZATION, INC.
      (Exact Name of Registrant as specified in its charter)


        DELAWARE                   0-15339            11-2822910
(State or other jurisdiction      Commission          IRS Employer
     of incorporation)            File Number         Identification No.


550 HAMILTON AVENUE, BROOKLYN, NEW YORK                          11232

    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (718) 832-1212

                                           N/A

  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5. OTHER EVENTS. On November 27, 1996, the Registrant issued a Press Release, the text of which is attached hereto as Exhibit 20.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.



(c)   EXHIBITS


EXHIBIT                                                 PAGE WHERE
NUMBER                      DESCRIPTION                 LOCATED
[S]                         [C]         		[C]            [C]

   20                       Press Release dated           5
			    November 27, 1996

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE STROBER ORGANIZATION, INC.



                           By:/S/ DAVID J. POLISHOOK
			   ----------------------------------------------
                              DAVID J. POLISHOOK, Chief Financial Officer

                    THE STROBER ORGANIZATION, INC.

                                 EXHIBIT INDEX
                                      TO
                            FORM 8-K CURRENT REPORT




EXHIBIT                                                    PAGE WHERE
NUMBER                      DESCRIPTION                    LOCATED
[S]                         [C]                            [C]
   20                       Press Release dated 	      5
			    November 27, 1996

                                  EXHIBIT 20

                 Press Release dated November 27, 1996

                             FOR IMMEDIATE RELEASE

        WITHDRAWAL OF UNSOLICITED THIRD PARTY $6.50 PER SHARE PROPOSAL

     Brooklyn, New York, November 27, 1996 - THE STROBER ORGANIZATION, INC.

(NASDAQ-STRB) today reported the following:

     On November 11, 1996, Strober announced entering into a definitive merger agreement with an private venture capital investor group which provided for all of Strober's common stock to be acquired for $6.00 per share, in cash, for an aggregate fully diluted purchase price of approximately $32 million.

     On November 20, 1996, Strober announced that it had received an unsolicited proposal from an undisclosed third party to acquire the Company for

$6.50 per share, in cash, for an aggregate fully diluted purchase price of approximately $35 million subject to a financing contingency.

     On November 26, 1996, Strober was advised by the undisclosed third party bidder that its unsolicited $6.50 per share proposal was withdrawn because the required financing has not been forthcoming.

      The original November 11, 1996 merger agreement with the private venture capital investor group continues in place and the parties now contemplate completing the transaction in the January/February 1997 timeframe.

     Strober is a leading supplier of building materials to professional contractors from 11 centers in New York, New Jersey, Connecticut and

Pennsylvania with 1995 revenues of $125,813,000.

For more information contact:

     Strober Representative:     David J. Polishook
                                 Chief Financial Officer
                                 Tel: (718) 832-1212
                                 Fax: (718) 499-2523